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                                       March 13, 2002



VIA EDGAR LINK
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


      Re:   Pruco Life Flexible Premium Variable Annuity Account
            (File No. 333-52754)


Dear Commissioners:

       On behalf of Pruco Life Insurance Company and the Pruco Life Flexible Premium Variable Annuity Account (the "Account"), we hereby submit pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the "Act"), that the Account's annual report for the period ending December 31, 2001 which is identical to the report for the underlying Funds, has been transmitted to contract owners in accordance with Rule 30d-2 under the Act.

      In addition to information transmitted herewith, we incorporate by reference the following annual reports with respect to the following specific portfolios: Janus Aspen Series- Growth Portfolio (Service Shares). The Prudential Series Fund, Inc.- Prudential Global Portfolio, Prudential Jennison Portfolio, Prudential Money Market Portfolio, Prudential Stock Index Portfolio, SP Aggressive Growth Asset Allocation Portfolio, SP AIM Aggressive Growth Portfolio, SP AIM Growth and Income Portfolio, SP Alliance Large Cap Growth Portfolio, SP Alliance Technology Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, SP Davis Value Portfolio, SP Deutsche International Equity Portfolio, SP Growth Asset Allocation Portfolio, SP INVESCO Small Company Growth Portfolio, SP Jennison International Growth Portfolio, SP Large Cap Value Portfolio, SP MFS Capital Opportunities Portfolio, SP MFS Mid- Cap Growth Portfolio, SP PIMCO High Yield Portfolio, SP PIMCO Total Return Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP Small/Mid Cap Value Portfolio, SP Strategic Partners Focused Growth Portfolio.
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1.    Filer/ Entity:     Janus Aspen Series
      Registration No.:  811-07736
      CIK No.            0000906185
      Accession No.:     0001012709-02-000319
      Date of Filing:    02/20/2002

2.    Filer/Entity       The Prudential Series Fund, Inc.
      Registration No.:  811-03623
      CIK No.            0000711175
      Accession No.:     0000950109-02-001115
      Date of Filing:    03/04/2002


If you have any questions regarding this filing, please contact me at (973) 802-6997.



                                       Sincerely,


                                       C. Christopher Sprague
                                       Vice President, Corporate Counsel